UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2013

HEMISPHERE MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54925	80-0885255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 Ponce de Leon Boulevard
Suite 500
Coral Gables, FL 33134
 (Address of principal executive offices) (Zip Code)

(305) 421-6364 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Named Executive Officer Employment Agreements

On April 9, 2013, Hemisphere Media Group, Inc. (the "Company") and Alan J. Sokol entered into an employment agreement (the "Sokol Agreement"), a stock option award agreement (the "Sokol Option Award Agreement") and a restricted stock award agreement (the "Sokol Restricted Stock Award Agreement"). On April 9, 2013, the Company and Craig D. Fischer entered into an employment agreement (the "Fischer Agreement"), a stock option award agreement (the "Fischer Option Award Agreement") and a restricted stock award agreement (the "Fischer Restricted Stock Award Agreement").

Alan J. Sokol

Pursuant to the Sokol Agreement, Mr. Sokol will serve as the Chief Executive Officer and President of the Company for a term beginning on April 4, 2013 (the “Effective Date”) until December 31, 2016, which term will be automatically extended for one year on each anniversary of the expiration date (subject to earlier termination as described below). Under his employment agreement, Mr. Sokol’s annual base salary will be $600,000 and he will be entitled to receive an annual bonus based on the attainment of a certain percentage of the Company’s performance goals. For calendar years beginning in 2014, Mr. Sokol’s target annual bonus will be 100% of base salary based upon the achievement of 100% of performance goals, his minimum bonus will be 50% of base salary based on the achievement of 80% of performance goals and his maximum bonus will be 150% of base salary based on the achievement of at least 110% of performance goals. For calendar year 2013, Mr. Sokol’s target annual bonus will be 100% of base salary based upon the achievement of 100% of performance goals, and his maximum bonus will be 150% of base salary based on the achievement of at least 110% of performance goals, pro-rated to reflect the shortened calendar year. The actual annual bonus will be determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals.

Pursuant to the Sokol Option Award Agreement and the Sokol Restricted Stock Award Agreement, Mr. Sokol was granted equity awards covering 1.6 million shares of the Company’s common stock, of which 800,000 are restricted shares and 800,000 are stock options. 500,000 restricted shares and 300,000 stock options will vest in 3 equal annual installments beginning on the first anniversary of the grant date, 200,000 restricted shares and 250,000 stock options will vest upon the Company’s Class A common stock attaining a closing price of $12.50 per share on at least 10 trading days, and 100,000 restricted shares and 250,000 stock options will vest upon the Company’s Class A common stock attaining a closing price of $15.00 per share on at least 10 trading days.

Under the Sokol Agreement, if Mr. Sokol’s employment is terminated by the Company without cause or by Mr. Sokol for good reason (as defined in the Sokol Agreement), Mr. Sokol will be entitled to: (i) an amount equal to one times his base salary and target bonus and (ii) a pro rata amount of the actual annual bonus he would have received had he remained employed through the year of his termination.  If Mr. Sokol’s employment is terminated by the Company without cause or by Mr. Sokol for good reason within 60 days before, or 12 months following a change in control (as defined in the Sokol Agreement), Mr. Sokol will be entitled to: (i) an amount equal to two times his base salary and target bonus, and (ii) a pro rata amount of the target bonus he would have been eligible to receive in the year of his termination.  If Mr. Sokol’s employment is terminated due to the Company’s election not to renew the Sokol Agreement following a change in control, Mr. Sokol will be entitled to: (i) an amount equal to one times his base salary and target bonus, and (ii) a pro rata amount of the actual annual bonus he would have received had he remained employed through the year of his termination.  If Mr. Sokol’s employment is terminated due to the Company’s election not to renew the Sokol Agreement prior to a change in control, Mr. Sokol will be entitled to: (i) base salary continuation for 6 months, and (ii) a pro rata amount of the actual annual bonus he would have received had he remained employed through the year of his termination.   In addition to the payments set forth above, upon the termination of Mr. Sokol’s employment without cause or for good reason, by reason of death or disability, or the expiration of the term of the Sokol Agreement, Mr. Sokol will be entitled to: (i) any earned or accrued amounts that remain unpaid as of his termination, (ii) immediate vesting of all time-based restricted stock and options, and (iii) all performance-based restricted shares and options remaining eligible to vest for 6 months following his termination of employment  The payments and benefits set forth above are subject to Mr. Sokol and the Company execution of a mutual release of claims.  Following the termination of employment Mr. Sokol is subject to a one year non-compete and non-solicit covenant.

The foregoing summaries of certain terms of the Sokol Agreement, the Sokol Option Award Agreement and the Sokol Restricted Stock Award Agreement are qualified in their entirety by reference to the fully executed agreements, attached as Exhibits 10.1, 10.2 and 10.3 hereto.

Craig D. Fischer

Pursuant to the Fischer Agreement, Mr. Fischer will serve as the Chief Financial Officer of the Company for a term beginning on the Effective Date until December 31, 2016, which term will be automatically extended for one year on each anniversary of the expiration date (subject to earlier termination as described below). Under his employment agreement, Mr. Fischer’s annual base salary will be $400,000 (increased to $450,000 on January 1, 2014) and he will be entitled to receive an annual bonus based on the attainment of a certain percentage of the Company’s performance goals. For calendar years beginning in 2014, Mr. Fischer’s target annual bonus will be 85% of base salary based upon the achievement of 100% of performance goals, his minimum bonus will be 50% of base salary based on the achievement of 80% of performance goals and his maximum bonus will be 100% of base salary based on the achievement of at least 110% of performance goals. For calendar year 2013, Mr. Fischer’s target annual bonus will be 85% of base salary based upon the achievement of 100% of performance goals, and his maximum bonus will be 100% of base salary based on the achievement of at least 110% of performance goals, pro-rated to reflect the shortened calendar year. The actual annual bonus will be determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals.

Pursuant to the Fischer Option Award Agreement and the Fischer Restricted Stock Award Agreement, Mr. Fischer was granted equity awards covering 550,000 shares of the Company’s common stock, of which 250,000 are restricted shares and 300,000 are stock options. 150,000 restricted shares and 250,000 stock options will vest in 3 equal annual installments beginning on the first anniversary of the grant date, 50,000 restricted shares and 25,000 stock options will vest upon the Company’s Class A common stock attaining a closing price of $12.50 per share on at least 10 trading days, and 50,000 restricted shares and 25,000 stock options will vest upon the Company’s Class A common stock attaining a closing price of $15.00 per share on at least 10 trading days.

Under the Fischer Agreement, if Mr. Fischer’s employment is terminated by the Company without cause or by Mr. Fischer for good reason (as defined in the Fischer Agreement), Mr. Fischer will be entitled to: (i) an amount equal to one times his base salary and target bonus and (ii) a pro rata amount of the actual annual bonus he would have received had he remained employed through the year of his termination.  If Mr. Fischer’s employment is terminated by the Company without cause or by Mr. Fischer for good reason within 60 days before, or 12 months following a change in control (as defined in the Fischer Agreement), Mr. Fischer will be entitled to: (i) an amount equal to two times his base salary and target bonus, and (ii) a pro rata amount of the target bonus he would have been eligible to receive in the year of his termination.  If Mr. Fischer’s employment is terminated due to the Company’s election not to renew the Fischer Agreement following a change in control, Mr. Fischer will be entitled to: (i) an amount equal to one times his base salary and target bonus, and (ii) a pro rata amount of the actual annual bonus he would have received had he remained employed through the year of his termination.  If Mr. Fischer’s employment is terminated due to the Company’s election not to renew the Fischer Agreement prior to a change in control, Mr. Fischer will be entitled to: (i) base salary continuation for 6 months, and (ii) a pro rata amount of the actual annual bonus he would have received had he remained employed through the year of his termination.   In addition to the payments set forth above, upon the termination of Mr. Fischer’s employment without cause or for good reason, by reason of death or disability, or the expiration of the term of the Fischer Agreement, Mr. Fischer will be entitled to: (i) any earned or accrued amounts that remain unpaid as of his termination, (ii) immediate vesting of all time-based restricted stock and options, and (iii) all performance-based restricted shares and options remaining eligible to vest for 6 months following his termination of employment  The payments and benefits set forth above are subject to Mr. Fischer and the Company execution of a mutual release of claims.  Following the termination of employment Mr. Fischer is subject to a one year non-compete and non-solicit covenant.

The foregoing summaries of certain terms of the Fischer Agreement, the Fischer Option Award Agreement and the Fischer  Restricted Stock Award Agreement are qualified in their entirety by reference to the fully executed agreements, attached as Exhibits 10.4, 10.5 and 10.6 hereto.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

At a meeting of the Board of Directors of the Company on April 9, 2013,  Alan J. Sokol was appointed President of the Company and will continue to serve as the Company’s Chief Executive Officer.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Employment Agreement, dated April 9, 2013, by and between the Company and Mr. Alan J. Sokol.
10.2	Nonqualified Stock Option Award Agreement, effective as of April 9, 2013, by and between the Company and Mr. Alan J. Sokol.
10.3	Restricted Stock Award Agreement, effective as of April 9, 2013, by and between the Company and Mr. Alan J. Sokol.
10.4	Employment Agreement, dated April 9, 2013, by and between the Company and Mr. Craig D. Fischer.
10.5	Nonqualified Stock Option Award Agreement, effective as of April 9, 2013, by and between the Company and Mr. Craig D. Fischer.
10.6	Restricted Stock Award Agreement, effective as of April 9, 2013, by and between the Company and Mr. Craig D. Fischer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date: April 15, 2013	By:	/s/ CRAIG D. FISCHER
		Name:	Craig D. Fischer
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Employment Agreement, dated April 9, 2013, by and between the Company and Mr. Alan J. Sokol.
10.2	Nonqualified Stock Option Award Agreement, effective as of April 9, 2013, by and between the Company and Mr. Alan J. Sokol.
10.3	Restricted Stock Award Agreement, effective as of April 9, 2013, by and between the Company and Mr. Alan J. Sokol.
10.4	Employment Agreement, dated April 9, 2013, by and between the Company and Mr. Craig D. Fischer.
10.5	Nonqualified Stock Option Award Agreement, effective as of April 9, 2013, by and between the Company and Mr. Craig D. Fischer.
10.6	Restricted Stock Award Agreement, effective as of April 9, 2013, by and between the Company and Mr. Craig D. Fischer.